SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 23, 1998
                                ----------------
                                (Date of Report)


                                 ENTROPIN, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


           Colorado                  33-23693                   84-1090424
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission               (IRS Employer
        of incorporation)          File Number)              Identification No.)


                       45926 Oasis Street, Indio, CA 92201
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (760) 775-8333
               ---------------------------------------------------
               (Registrant's telephone number including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
---------------------

     On April 18, 1998, the Registrant entered into an agreement with Western Center for Clinical Studies, Inc., a California corporation experienced in managing pharmaceuticals which are at an early stage of development and providing assistance to companies in the process of taking pharmaceutical products to the U.S. Food and Drug Administration ("FDA") and through the approval process (the "Agreement"). WCCS has developed a business plan and will provide an experienced management team with the intent of developing the Company's product, Esterom(R), to be able to be used commercially. The Agreement is for a term of 33 months. Officers of WCCS presently serve in the following positions in the Company: Daniel L. Azarnoff, President; Lois Rezler, Vice
President of Science and Regulatory Affairs; and, Roy S. Azarnoff, Chief Operating Officer. WCCS will arrange for and oversee necessary studies and clinical trials of Esterom(R), form and utilize the services of a Scientific and Medical Advisory Board for the Company, and develop a distribution plan and identify and propose strategic partners and/or distributors for the Company's product. All work performed by WCCS will be provided by employees of WCCS, the Company's subcontractor.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     (c) The following exhibits are filed with this report:

         Exhibit 10.12 Agreement dated April 18, 1998 by and between the Registrant and the Western Center for Clinical Studies, Inc. (The Registrant has requested an order granting confidential treatment of certain exhibits to the Agreement pursuant to Rule 24b-2 and 17 C.F.R. section 200.80(b)(4)).(1)

         --------------

         (1) Incorporated by reference from the like numbered exhibit filed with the Registrant's original Form 8-K dated April 23, 1998, filed with the SEC on April 23, 1998.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 28, 1998

                                    ENTROPIN, INC.



                                    By /s/ Higgins D. Bailey
                                      ----------------------------
                                           Higgins D. Bailey
                                           Chairman of the Board


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